Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Cash Management Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                                 /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Deutsche Cash Management Fund
                                                  Investment, a series of
                                                  Scudder Advisor Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Cash Management Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                                  /s/Charles A. Rizzo
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Deutsche Cash Management Fund
                                                   Investment, a series of
                                                   Scudder Advisor Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group











Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Treasury Money Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                              /s/Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Deutsche Treasury Money Fund
                                               Investment, a series of
                                               Scudder Advisor Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Treasury Money Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                            /s/Paul Schubert
                                             Paul Schubert
                                             Chief Financial Officer
                                             Deutsche Treasury Money Fund
                                             Investment, a series of
                                             Scudder Advisor Funds